Income taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income taxes

7. Income taxes

No provision for U.S. federal or state income taxes has been recorded as the Company has incurred net operating losses since inception. Significant components of the Company’s net deferred income tax assets consist of the following (in thousands):

	December 31,
	2014	2015

Current
Deferred tax asset (liability)
Non-deductible accrued expenses	$20	$230
Deferred rent	4	3
Valuation allowance	(24)	(233)

Net current deferred tax asset	$—	$—

Non-current
Deferred tax asset (liability)
Stock compensation expense	$70	$88
Net operating loss carryforwards	7,891	14,169
Depreciation differences	(31)	(28)
Federal tax credits	447	850
State tax credits	196	262
Deferred revenue	—	77
Deferred rent	4	1
Charitable contributions	3	3
Valuation allowance	(8,580)	(15,422)

Net non-current deferred tax asset	$—	$—

A reconciliation of the statutory tax rates and the effective tax rates is as follows:

	Year Ended December 31,
	2014	2015
U.S. federal tax rate	34.00%	34.00%
State tax rate	4.41	4.54
Permanent difference and other	(1.15)	(1.26)
Tax credit	4.54	2.66
Valuation allowance	(41.79)	(39.94)

	0.00%	0.00%

Realization of the future tax benefits is dependent on the Company’s ability to generate sufficient taxable income within the carryforward period. Due to the Company’s history of operating losses, the deferred tax assets arising from the aforementioned future tax benefits are currently not likely to be realized and, accordingly, are offset by a full valuation allowance. The income tax provision varies from the expected provision determined by applying the federal statutory income tax rate to income (loss). The reasons for the difference in the expected provision, as determined by applying the federal statutory income tax rate to net income (loss) is primarily due to the increase in the deferred income tax valuation allowance of $4.2 million and $7.0 million for the years ended December 31, 2014 and 2015, respectively.

As of December 31, 2015, the Company had net deferred tax assets primarily related to net operating loss carryforwards of $14.2 million, which expire through 2035. Utilization of the net operating loss carryforwards and credits may be subject to a substantial annual limitation due to the ownership change limitations provided by the Internal Revenue Code of 1986, as amended, and similar state provisions. The effect of an ownership change could be an imposition of an annual limitation on the use of net operating loss carryforwards attributable to periods before the change.

The U.S. federal statute of limitations remains open for the periods from inception and forward. The Company has not been the subject of examination by the taxing authorities.

The Company has no uncertain tax positions.